Exhibit 99.1

Allegro MicroSystems Appoints Krishna G. Palepu to its Board of Directors

MANCHESTER, NH, February 3, 2025 – Allegro MicroSystems, Inc. (“Allegro”) (Nasdaq: ALGM) a global leader in power and sensing semiconductor solutions for motion control and energy-efficient systems, today announced the appointment of Krishna G. Palepu, Ross Graham Walker Professor of Business Administration at Harvard Business School, to Allegro’s Board of Directors (“Board”) as an independent director. Dr. Palepu’s appointment was effective on January 31, 2025.

Dr. Palepu brings extensive expertise in strategy, governance, and emerging markets to the Board, as well as experience advising companies in the technology and semiconductor sectors. His academic research focuses on globalization, particularly in India and China, and corporate board effectiveness. He has served on multiple public company boards and is a fellow of the International Academy of Management.

“I am delighted to welcome Krishna to Allegro’s Board of Directors,” said Yoshihiro “Zen” Suzuki, Chairman of the Board. “He brings a unique perspective with his impressive background in academia combined with considerable board and consulting experience in the sectors and markets of focus for the company. Dr. Palepu's deep understanding of business strategy and global markets position him perfectly to navigate the complexities of international business. His practical experience complements his research background, bringing valuable insight to the Board as we move towards out next stage of growth.”

“It is an exciting time to join Allegro’s Board, and I am honored to be appointed,” said Dr. Palepu. “I look forward to working closely with Allegro’s directors and management team and drawing upon my expertise in corporate governance, emerging markets, and global strategy to further enable the company to continue its strong progress.”

Dr. Palepu holds a master's degree in Electronics from Andhra University, an MBA-equivalent degree from the Indian Institute of Management, Calcutta, and a Ph.D. in Management from the MIT Sloan School of Management.

About Allegro MicroSystems

Allegro MicroSystems, Inc. is leveraging more than three decades of expertise in magnetic sensing and power ICs to propel automotive, clean energy and industrial automation forward with solutions that enhance efficiency, performance and sustainability. Allegro’s commitment to quality drives transformation across industries, reinforcing our status as a pioneer in “automotive grade” technology and a partner in our customers’ success. For additional information, visit https://www.allegromicro.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release should be considered forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar words and expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 29, 2024, filed with the U.S. Securities and Exchange Commission on May 23, 2024, which is available at www.sec.gov. These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; any failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix, customer mix or channel mix, which could negatively impact our gross margin; the cyclical nature of the semiconductor industry, including the analog segment in which we compete; any downturn or disruption in the automotive market or industry; our ability to successfully integrate the acquisition of other companies or technologies and products into our business; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results and meet the expectations of investors; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; events beyond our control impacting us, our key suppliers or manufacturing partners; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to manage growth; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulations and other legal obligations, including export/trade control, privacy, data protection, information security, cybersecurity, consumer protection, environmental and occupational health and safety, antitrust, anti-corruption and anti-bribery, product safety, environmental protection, employment matters and tax; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to effectively manage our growth and to retain key and highly skilled personnel; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or confidential information or those of our third-party service providers; our principal stockholder continues to have influence over us; the negative impact any future issuance or sale of our shares may have on the market price of our common stock; anti-takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware; any failure to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; the physical, transition and litigation risks presented by climate change; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this press release with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Allegro Contact

Jalene Hoover

VP of Investor Relations & Corporate Communications

jhoover@allegromicro.com